Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
     I, Jesus G. Melendrez, Senior Vice President and Chief Commercial Officer, and Acting Chief Financial Officer and Treasurer (principal financial officer) of Mariner Energy, Inc. (the “Registrant”), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 of the Registrant (the “Report”):
     (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: November 6, 2009

/s/ Jesus G. Melendrez
Jesus G. Melendrez,
Senior Vice President, Chief Commercial Officer, Acting Chief Financial Officer and Treasurer